Exhibit 10.1

SEVENTEENTH AMENDMENT TO LOAN DOCUMENTS

BUILD-A-BEAR WORKSHOP, INC. (“BABWI”), successor by merger to BUILD-A-BEAR WORKSHOP, LLC, BUILD-A-BEAR WORKSHOP FRANCHISE HOLDINGS, INC. (“BABWF”), BUILD-A-BEAR ENTERTAINMENT, LLC (“BABE”), BUILD-A-BEAR RETAIL MANAGEMENT, INC. (“BABRM”), BUILD-A-BEAR CARD SERVICES, LLC (“BABCS”), jointly and severally (individually and collectively, the "Borrower"), and U.S. BANK NATIONAL ASSOCIATION ("Lender"), hereby agree as follows effective as of May 4, 2017 (the "Effective Date"):

1.	Recitals.

1.1

Lender and Build-A-Bear Workshop, LLC entered into a Loan Agreement and related loan and security documents dated as of March 1, 2000 pursuant to which the Lender extended a revolving credit facility to the Borrower (the “Loan”).

1.2

Lender, Build-A-Bear Workshop, LLC and BABWI entered into an assumption and amendment agreement dated as of April 3, 2000, whereby BABWI assumed all of the obligations of its predecessor in interest, Build-A-Bear Workshop, LLC.

1.3

Lender and Borrower amended the terms of the Loan by the First Amended and Restated Loan Agreement and related loan and security documents dated as of June 1, 2001 (the “First Amended Loan Agreement”).

1.4

Lender and Borrower amended and restated the First Amended Loan Agreement by the Second Amended and Restated Loan Agreement dated as of February 13, 2002 (the “Second Amended Loan Agreement”) and Borrower delivered to Lender in connection therewith the First Amended and Restated Revolving Credit Note and the First Amended and Restated Security Agreement.

1.5

Lender and Borrower amended the Second Amended Loan Agreement and related Loan Documents pursuant to the First Amendment to Loan Documents effective as of May 30, 2003 to add additional borrowers to the Loan Documents, to revise certain financial covenants in the Loan Documents, and to add Build-A-Bear Workshop Canada, Ltd. (“Bear Canada”) as a guarantor of the obligations under the Loan Documents.

1.6

Lender and Borrower amended the Second Amended Loan Agreement and related Loan Documents pursuant to the Second Amendment to Loan Documents effective as of December 31, 2003 to add an additional borrower to the Loan Documents.

1.7

Lender and Borrower amended the Second Amended Loan Agreement and related Loan Documents pursuant to the Third Amendment to Loan Documents effective as of May 31, 2004 to extend the Maturity Date and to change certain other terms and covenants in the Loan Documents.

1.8

Lender and Borrower amended the Second Amended Loan Agreement and related Loan Documents pursuant to the Fourth Amendment to Loan Documents effective as of September 28, 2004 to correct the name of Bear Canada.

1.9

Lender and Borrower amended and restated the Second Amended Loan Agreement by the Third Amended and Restated Loan Agreement dated as of May 31, 2005 (the “Third Amended Loan Agreement”) and Borrower delivered to Lender in connection therewith the Second Amended and Restated Revolving Credit Note.

1.10

Lender and Borrower amended the Third Amended Loan Agreement and related Loan Documents pursuant to the Fifth Amendment to Loan Documents effective as of June 30, 2006 to add Build-A-Bear Workshop UK Holdings, Ltd. (“Bear UK”) as a Borrower and to change certain other terms and covenants in the Loan Documents and Borrower delivered to Lender in connection therewith the Third Amended and Restated Revolving Credit Note.

1.11	Lender and Borrower amended the Third Amended Loan Agreement and related Loan Documents pursuant to the Sixth Amendment to Loan Documents effective as of June 19, 2007 to extend the Maturity Date.

1.12

Lender and Borrower amended and restated the Third Amended Loan Agreement by the Fourth Amended and Restated Loan Agreement dated as of August 11, 2008 (the “Fourth Amended Loan Agreement”) and Borrower delivered to Lender in connection therewith the Fourth Amended and Restated Revolving Credit Note (the “Fourth Amended Revolving Note”).

1.13

Lender and Borrower amended the Fourth Amended Loan Agreement, the Fourth Amended Revolving Note, and the related Loan Documents pursuant to the Seventh Amendment to Loan Documents effective as of October 28, 2009 to extend the Maturity Date, to adjust the rate of interest, and to modify certain covenants.

1.14

Lender and Borrower amended the Fourth Amended Loan Agreement, the Fourth Amended Revolving Note, and the related Loan Documents pursuant to the Eighth Amendment to Loan Documents effective as of December 31, 2010 to extend the Maturity Date, to adjust the rate of interest, and to modify certain covenants.

1.15

Lender and Borrower amended the Fourth Amended Loan Agreement, the Fourth Amended Revolving Note, and the related Loan Documents pursuant to the Ninth Amendment to Loan Documents effective as of December 30, 2011 to extend the Maturity Date, and to modify certain covenants.

1.16

Lender and Borrower amended the Fourth Amended Loan Agreement, the Fourth Amended Revolving Note, and the related Loan Documents pursuant to the Tenth Amendment to Loan Documents effective as of June 30, 2012 to modify the Tangible Net Worth Covenant.

1.17

Lender and Borrower amended the Fourth Amended Loan Agreement, the Fourth Amended Revolving Note, and the related Loan Documents pursuant to the Eleventh Amendment to Loan Documents effective as of December 21, 2012 to reduce the Total Facility, to extend the Maturity Date, and to modify certain other terms of the Loan Documents.

1.18

Lender and Borrower amended the Fourth Amended Loan Agreement, the Fourth Amended Revolving Note, and the related Loan Documents pursuant to the Twelfth Amendment to Loan Documents effective as of February 13, 2013 to modify the Fixed Charge Coverage Ratio covenant.

1.19

Lender and Borrower amended the Fourth Amended Loan Agreement, the Fourth Amended Revolving Note, and the related Loan Documents pursuant to the Thirteenth Amendment to Loan Documents effective as of April 30, 2013 to modify the Fixed Charge Coverage Ratio and Tangible Net Worth covenants.

1.20

Lender and Borrower amended the Fourth Amended Loan Agreement, the Fourth Amended Revolving Note, and the related Loan Documents pursuant to the Fourteenth Amendment to Loan Documents effective as of January 22, 2014 to extend the Maturity Date and to modify the Fixed Charge Coverage Ratio covenant.

1.21

Lender and Borrower amended the Fourth Amended Loan Agreement, the Fourth Amended Revolving Note, and the related Loan Documents pursuant to the Fifteenth Amendment to Loan Documents effective as of December 31, 2014 to extend the Maturity Date.

1.22

Lender and Borrower amended the Fourth Amended Loan Agreement, the Fourth Amended Revolving Note, and the related Loan Documents pursuant to the Joinder and Sixteenth Amendment to Loan Documents to (i) consent to the formation of BABCS as a Subsidiary of BABWI, (ii) join BABCS to the Loan Documents, (iii) consent to the formation of Build-A-Bear Workshop Denmark ApS as a Subsidiary of Borrower, (iv) consent to the formation of a Build-A-Bear Trading (Shanghai) Co., Ltd as a Subsidiary of Borrower, (v) extend the Maturity Date, and (vi) increase the amount of the Investments covenant in the Fourth Amended Loan Agreement.

1.23

Lender and Borrower have agreed to amend the Fourth Amended Loan Agreement, the Fourth Amended Revolving Note, and the related Loan Documents pursuant to this Seventeenth Amendment to Loan Documents (this “Amendment”) to (i) extend the Maturity Date, and (ii) increase the amount of the leases covenant in the Fourth Amended Loan Agreement.

1.24	Capitalized terms used herein and not otherwise defined will have the meanings given such terms in the Fourth Amended Loan Agreement or, if not defined therein, in the Fourth Amended Revolving Note.

2.	Amendments.

2.1	Section 3.2 of the Fourth Amended Revolving Note is hereby deleted and replaced with the following:

3.2

The entire outstanding principal balance, all accrued and unpaid interest thereon, and all other amounts due under the Loan Documents will be due and payable in full on December 31, 2018 (the “Maturity Date”).

2.2	Clause (d) of Section 6.1 of the Fourth Amended Loan Agreement is hereby deleted and replaced with the following:

“(d) lease and rental payments for personal property whose aggregate annual rental payments do not exceed $1,000,000 during any calendar year for Borrower on a consolidated basis;”

3.

Consent. Lender hereby consents to (i) the change of name of Amsbra from Amsbra, Ltd. to Build-A-Bear Workshop UK Limited, (ii) the change of name of Build-A-Bear Workshop UK Holdings, Ltd. to Build-A-Bear UK Holdings Limited, (iii) the merger of Build-A-Bear Workshop UK Limited and Bear Factory, with Build-A-Bear Workshop UK Limited as the surviving entity, and (iv) the dissolution of Build-A-Bear Workshop Ireland, Ltd. This consent shall not affect any other Defaults or Events of Default of the same or different nature arising at any time. This consent will not constitute a modification or an alteration of the terms, conditions or covenants of the Loan Documents. This consent will not relieve or release any Borrower or Guarantor in any way from its respective duties, obligations, covenants or agreements under the Loan Documents or from the consequences of any Default or Event of Default thereunder, except as expressly described above. This consent will not obligate Lender, or be construed to require Lender, to consent to any other departure from the requirements of the Loan Documents. No course of dealing is established hereby.

4.	General.

4.1

The closing of this Amendment shall be subject to delivery by Borrower to Lender of a certificate of the secretary of each Borrower, certifying to the incumbency and signature of each officer authorized to sign this Amendment.

4.2

Except as expressly modified herein, the Loan Documents, as amended, are and remain in full force and effect. The Loan Documents are hereby ratified and confirmed as the continuing obligation of Borrower. Nothing contained herein will be construed as waiving any Default or Event of Default under the Loan Documents or will affect or impair any right, power or remedy of Lender under or with respect to the Loan Documents, as amended, or any agreement or instrument guaranteeing, securing or otherwise relating to any of the Obligations.

4.3

Borrower represents and warrants to Lender that: (a) this Amendment and the documents to be executed by Borrower in connection with this Amendment have been duly authorized, executed and delivered by Borrower; (b) each has full power and authority to enter into this Amendment; (c) this Amendment and the documents executed by Borrower in connection with this Amendment constitute the legal, valid and binding obligations of Borrower enforceable in accordance with their respective terms except as such enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or similar laws in effect from time to time affecting the rights of creditors generally and except as such enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in law or in equity); and (d) no Default or Event of Default exists. The representations and warranties of Borrower contained in the Loan Documents are deemed to have been made again on and as of the date of execution of this Amendment, except to the extent that such representations and warranties were expressly limited to an earlier date.

4.4	All representations and warranties made by Borrower herein will survive the execution and delivery of this Amendment.

4.5	This Amendment will be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns.

4.6

Borrower will pay attorneys’ fees and expenses of Lender incurred in connection with this Amendment and related documentation. Such fees, expenses may be charged to Borrower by Lender as a Revolving Credit Loan or to any account of Borrower with Lender.

4.7	This Amendment will in all respects be governed and construed in accordance with the laws of the State of Ohio.

4.8	A copy of this Amendment may be attached to the Fourth Amended Revolving Note as an allonge. This Amendment is a “Loan Document” as defined in the Fourth Amended Loan Agreement.

4.9

This Amendment and the documents and instruments to be executed hereunder constitute the entire agreement among the parties with respect to the subject matter hereof and shall not be amended, modified or terminated except by a writing signed by the party to be charged therewith.

4.10	Borrower agrees to execute such other instruments and documents and provide Lender with such further assurances as Lender may reasonably request to more fully carry out the intent of this Amendment.

4.11

This Amendment may be executed in a number of identical counterparts. If so, each such counterpart shall collectively constitute one agreement. Any signature delivered by a party by facsimile or other electronic transmission shall be deemed to be an original signature hereto.

4.12	No provision of this Amendment is intended or shall be construed to be for the benefit of any third party.

4.13

BORROWER AND LENDER HEREBY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION RELATING TO THIS INSTRUMENT AND TO ANY OF THE LOAN DOCUMENTS, THE OBLIGATIONS THEREUNDER, ANY COLLATERAL SECURING THE OBLIGATIONS, OR ANY TRANSACTION ARISING THEREFROM OR CONNECTED THERETO. BORROWER AND LENDER EACH REPRESENTS TO THE OTHER THAT THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY GIVEN.

SIGNATURE PAGE FOLLOWS

SIGNATURE PAGE TO

SEVENTEENTH AMENDMENT TO LOAN DOCUMENTS

U.S. BANK NATIONAL ASSOCIATION
Lender

By: /s/ Ryan Reckman
Print Name: Ryan Reckman Title: Vice President

BUILD-A-BEAR WORKSHOP, INC., BUILD-A-BEAR WORKSHOP FRANCHISE HOLDINGS, INC., BUILD-A-BEAR RETAIL MANAGEMENT, INC.
Borrowers

By: /s/ Voin Todorovic
Print Name: Voin Todorovic
Title:Chief Financial Officer

BUILD-A-BEAR ENTERTAINMENT, LLC,
By: Build-A-Bear Retail Management, Inc., Sole Member Borrower

By: /s/ Voin Todorovic
Print Name: Voin Todorovic
Title:Chief Financial Officer

BUILD-A-BEAR CARD SERVICES, LLC,
By: Build-A-Bear Workshop, Inc.,
Sole Member
Borrower

By: /s/ Voin Todorovic
Print Name:Voin Todorovic
Title: Chief Financial Officer